UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  July 6, 2001


                                 Cytomedix, Inc.
                            ------------------------
             (Exact name of registrant as specified in charter)



            Delaware               0-28443             23-3011702
            --------               -------             ----------
           (State of             (Commission         (IRS Employer
          Organization)          File Number)        Identification
                                                          No.)


     Three Parkway North
     Deerfield, Illinois                                  60015
     -------------------                                  -----
    (Address of principal executive offices)          (Zip Code)


     Registrant's Telephone Number, including area code: (847) 405-7800
                                                          -------------

     Former name or former address, if changed since last report:  Not
     Applicable

     Item 5. Other Events
             ------------

          On June 29, 2001, we made significant and material reductions in our sales, marketing, management, and support personnel to conserve available cash. We closed down all of our Procuren processing centers, accelerating our earlier plan to terminate such operations during July. We are operating with minimal staff. We continue to evaluate our financing options and will continue to explore our strategic alternatives.


     Item 7. Financial Statements and Exhibits
             ---------------------------------

          (a)  Financial Statements of Business Acquired.

               Not applicable.

          (b)  Unaudited Pro Forma Combined Financial Information.

               Not applicable.

          (c)  Exhibits.

               Not applicable

                                 SIGNATURES
                                 ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Cytomedix, Inc.

                              By:    /s/ James A. Cour
                                 ---------------------------------------
                                   James A. Cour
                                   Chief Executive Officer and President


     Date:  July 6, 2001